                                                                   EXHIBIT 10.5

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                                    AGREEMENT

                                     BETWEEN

                                 JETBLUE AIRWAYS

                                       AND

                          EADS AEROFRAME SERVICES, LLC

                            FOR AIRCRAFT MAINTENANCE
                            AND MODIFICATION SERVICES

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                NUMBER:         EAS/JETBLUE AIRWAYS-1001

                ISSUE DATE:     22 October 2001

                REVISION 1:     20 November 2001

This Agreement has been made by and between:

JetBlue Airways, (a Delaware Limited Liability Company), whose registered office is at:

80-02 Kew Gardens
Kew Gardens, NY 11415

                                  (hereinafter referred to as "JETBLUE AIRWAYS")

and

EADS AEROFRAME SERVICES, LLC (a Delaware Limited Liability Company) whose registered office is at:

1945 Merganser St.
Lake Charles, LA 70615

                                              (hereinafter referred to as "EAS")

Either or both of which may be hereinafter referred to as the "Parties" or individually as the "Party".

Whereas, JETBLUE AIRWAYS, in connection with the maintenance and operation of Aircraft, requires EAS to perform Maintenance Checks and Modification support, which will be agreed upon between EAS and JETBLUE AIRWAYS in future Orders making reference to this Agreement.

Whereas, EAS has the means, ability and wishes to render all the above mentioned Maintenance Services,

Now, therefore, it has been agreed as follows:


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EAS/JETBLUE AIRWAYS-100l
22 October 2001                                                                1

                                    CONTENTS

ARTICLES

   I         -    Definitions
   II        -    Purpose of this Agreement
   III       -    Duration of this Agreement
   IV        -    Management of Maintenance Services
   V         -    Scope of Services
   VI        -    Quality Specifications
   VII       -    Scheduling
   VIII      -    Place of work and subcontracting
   IX        -    Documentation
   X         -    Material Supply
   XI        -    Financial conditions
   XII       -    Delays
   XIII      -    Warranty
   XIV       -    Liability
   XV        -    Insurance
   XVI       -    Waiver
   XVII      -    Intellectual property rights
   XVIII     -    Termination
   XIX       -    Governing Law
   XX        -    Miscellaneous

EXHIBITS

   A         -    Pricing


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EAS/JETBLUE AIRWAYS-100l
22 October 2001                                                                2

ARTICLE I - DEFINITIONS

In this Agreement and future related Orders, save where the context requires the contrary, the following words and expressions shall have the following meanings:

"JETBLUE AIRWAYS": includes JETBLUE AIRWAYS approved third parties, if any, contracted by JETBLUE AIRWAYS whom JETBLUE AIRWAYS shall cause to be bound, as applicable, by the same obligations as JETBLUE AIRWAYS's obligations under the present Agreement.

"Agreement": the present agreement between EAS and JETBLUE AIRWAYS.

"Aircraft" means the aircraft on which JETBLUE AIRWAYS requests EAS to perform Maintenance Services which will be identified in the relevant Orders to this Agreement.

"Airframe Check Support" means the parts, materials and labor necessary to carry out the airframe Check Maintenance Services on the Aircraft.

"Component" or "Equipment" means any component or any equipment part of an Aircraft.

"Components Overhaul and Repair" means the parts, materials and labor necessary to overhaul, maintain and/or repair Component parts of an Aircraft.

"Consumable/Expendable" means a part or material, which is routinely used and/or discarded during the course of removal, maintenance, repair, overhaul, and inspection services (i.e. nuts, bolts, rivets, sealants, etc)

Customer Work Order" the document, which specifies additional work, requested by the customer to be performed by EAS.

"Delivery Point": means EAS's selected maintenance site, which will be specified in each Order where JETBLUE AIRWAYS shall deliver DDP and collect Ex-Works the Aircraft, Equipment or Component.

"DDP": Delivered Duty Paid, refers to Incoterms ICC 2000.

"Entry into service of an Aircraft": means date of the Aircraft delivery from Aircraft manufacturer to the first operator of the Aircraft.

"Ex-Works": Refers to Incoterms ICC 2000.

"Flying Hour" or "Flight Hour": hours per WATOG definition.

"Incidental Parts and Materials" means all parts, materials, Components, assemblies and other items employed in the course of Maintenance Services or installed on the Aircraft other than such parts, materials, Components, assemblies and other items furnished or supplied by JETBLUE AIRWAYS to EAS for the purpose of this Agreement.

"Landing-Gear ship set": means the set of legs fitted on the concerned Aircraft. The term "Landing-Gear" may, should no further indication be given in the text, apply to one of the legs, or to the complete set of legs (nose and both main landing gear).


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EAS/JETBLUE AIRWAYS-100l
22 October 2001                                                                3

"MAINTENANCE SERVICES" means all services provided by EAS to JETBLUE AIRWAYS pursuant to this Agreement/Orders.

"MODIFICATION": Incorporation of Manufacturer Service Bulletins and other workscope requested by JETBLUE AIRWAYS.

"ORDER" shall mean the document by which maintenance services have been contracted for a specific aircraft by JETBLUE AIRWAYS. The order shall reference a unique work order, repair order or purchase order issued by JETBLUE AIRWAYS.

"RE-DELIVERY OF THE AIRCRAFT": The Aircraft shall be deemed re-delivered by EAS to JETBLUE AIRWAYS upon logbook and/or appropriate documentation signature by EAS.

"REMOVAL" refers to a Component which is removed for test, repair, overhaul, "on condition" mandatory modification, inspection, and/or calibration in accordance with MPD or AMM requirements which has to be removed from Aircraft to be maintained.

"REPRESENTATIVE": means the on site representative(s) sent by JETBLUE AIRWAYS.

"ROTABLE COMPONENT": Serialized Components.

"SERVICEABLE UNIT/ITEM/COMPONENT/PART" means unit/item/Component/part certified as airworthy by an Airline or by an authorized repair agency.

"EAS" shall stand for all the premises and subsidiaries under the control of EADS Aeroframe Services, LLC.

"STANDARD EXCHANGE ITEM": Any Serviceable Item/Unit/Component/part which is available for exchange for an Unserviceable Item/Unit/Component/part and which is fully interchangeable with such Unserviceable Item/Unit/Component/part.

"TURN AROUND TIME" (TAT) expressed in working days, starts the day Unserviceable Component is received DDP at the Delivery Point and ends the day Serviceable Component is put at the disposal of JETBLUE AIRWAYS, Ex-Works at the Delivery Point. TAT measures the average time required to perform the necessary in-house rework on a normal worn out unit having an up to date standard of modifications.

"UNSERVICEABLE ITEM/UNIT/COMPONENT/PART": Any Item/Unit/Component/part which requires, overhaul and/or testing in order to conform with the requirements of the Original Equipment Manufacturer's current Component Maintenance Manual.

"VENDOR" means Original Equipment Manufacturers (OEM).

"VENDOR'S CATALOG PRICE" applies to the vendor's catalog price valid at the time when the Equipment involved is supplied.

"WORK PACKAGE" means the detailed statement of maintenance services to be performed on an aircraft and at a minimum shall include the tally sheets summarizing the work package, the specific job cards to be performed, applicable AD's/SB's, engineering orders and other applicable documents defining the services to be performed.


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EAS/JETBLUE AIRWAYS-1001
22 October 2001                                                                4

MISCELLANEOUS TERMS
AD                   Airworthiness Directives
AMM                  Aircraft Maintenance Manual
AOG                  Aircraft On Ground
APU                  Auxiliary Power Unit
AWB                  Airway bill of lading
C.A.A.               Civilian Aviation Authorities of the country of
                     registration.
CBO                  Cycles Between Overhaul
CMM                  Component Maintenance Manual
CR0                  Cycles Remaining before Overhaul
CSN                  Cycles Since New
CSI                  Cycles Since Installation
CSO                  Cycles Since Overhaul
CWO                  Customer Work Order
EO                   Engineering Order
ETOPS                Extended Range Twin Engines Operations
FAA                  Federal Aviation Administration
FAR                  Federal Aviation Regulations
FH                   Flying Hour or Flight Hour
FOD                  Foreign Object Damage
IOD                  Internal Object Damage
JAA                  Joint Aviation Authorities
JAR                  Joint Airworthiness Requirements
LDGS                 Landings
LLP                  Life Limited Parts means a part, component or item which
                     has reached its period of usability and must be replaced.
LSN                  Landings Since New (same as CSN used for landing-gears)
(M)MEL               (Master) Minimum Equipment List.
MPD                  Maintenance Planning Document
MSN                  Manufacturer Serial Number
MTBUR                Mean Time Between Unscheduled Removals
NAA                  National Aviation Authorities
OEM                  Original Equipment Manufacturer (equal to Vendor)
PFR                  Post Flight Report
PN                   Part Number
SB                   Service Bulletin
SN                   Serial Number
SRM                  Structural Repair Manual
TAT                  Turn Around Time
TBO                  Time Between Overhauls
TRO                  Time Remaining before Overhaul
TSI                  Time Since Installation
TSN                  Time Since New
TSO                  Time Since Overhaul
WPIR                 Working Party Inspection Report.

Any technical term not otherwise defined herein shall be given in the Orders or where the context so admits, have the same meaning as defined in the latest edition of the date hereof in the World Airlines Technical Operation
Glossary (WATOG) published by the International Airline Transport Association.


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EAS/JETBLUE AIRWAYS-1001
22 October 2001                                                                5

ARTICLE II - PURPOSE OF THIS AGREEMENT

          During the term of this Agreement, EAS shall undertake at its facilities; Aircraft storage, maintenance, repair, modification and painting, services on JETBLUE AIRWAYS's Aircraft, upon and according to the terms, conditions and provisions provided hereafter, and all Maintenance Services that may be agreed upon with JETBLUE AIRWAYS in future Orders.

          During the term of this Agreement, JETBLUE AIRWAYS shall, upon an exclusive basis, undertake to contract all of its' required aircraft storage, maintenance, repair, modification and painting services to EAS, upon and according to the terms, conditions and provisions provided hereafter, and all Maintenance Services that may be agreed upon with JETBLUE AIRWAYS in future Orders.

ARTICLE III - DURATION OF THIS AGREEMENT

          This Agreement shall become effective at it's signature date by both Parties and shall remain in effect thereafter the later of, a period of five (5) years or the completion of any work performed by EAS under the terms and conditions of this Agreement or subsequent Orders.

ARTICLE IV - MANAGEMENT OF MAINTENANCE SERVICES

IV.1      MAINTENANCE SERVICES

IV.1.1 Maintenance Services shall consist of all Aircraft Maintenance Services such as: aircraft painting, maintenance checks and modifications, including engineering, aircraft storage, component and equipment repair and overhaul or other services which may be requested by JETBLUE AIRWAYS

IV.2      MANAGEMENT OF MAINTENANCE SERVICES ON AIRCRAFT

IV.2.1    JETBLUE AIRWAYS'S ON SITE REPRESENTATIVE

          JETBLUE AIRWAYS shall designate one or more fully empowered Representative(s), to be present at EAS's facility during the performance of the Maintenance Services to be performed under this Agreement or subsequent Orders.

          In the event the designated Representative(s) are not available during performance of the Maintenance Services, JETBLUE AIRWAYS will specify the name, address, and telephone/fax of an alternate person who is fully empowered and, authorized to perform the duties of a representative on JETBLUE AIRWAYS's behalf.

          EAS will provide an office, which shall be mutually agreed upon as acceptable to JETBLUE AIRWAYS, with telephone, fax machine and T1 data line in the office of no additional charge to JETBLUE.


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EAS/JETBLUE AIRWAYS-1001
22 October 2001                                                                6

          During the performance of Maintenance Services, EAS will ensure that a designated customer support representative will be available and facilities will be open to inspection by the JETBLUE AIRWAYS Representative. The representative shall comply with all safety regulations at the EAS Facility.

          EAS shall hold meetings daily, to review the status of the Maintenance Services being performed. EAS shall provide the Representative a schedule detailing progress towards redelivery, parts and material shortages lists and daily critical action lists. JETBLUE shall also have access to EAS's internet site for the purpose of monitoring daily progress as defined within the detailed project schedule.

          The representative shall approve all non-standard repairs to the Aircraft such as but not limited to; structural repairs out of the limits of the Structural Repair Manual (SRM) or any repair out of the limits of the Aircraft Maintenance Manual (AMM).

          All costs related to its Representative, such as transportation and living expenses shall be borne by JETBLUE AIRWAYS.

          EAS reserves the right to remove from and/or refuse entry and re-admission to the site, any person who is not in the opinion of EAS complying with any and all applicable security, safety and work regulations and instructions or who in the opinion of EAS is not a fit person to be allowed on such premises.

IV.2.2    EAS PROJECT MANAGER

          Within one week of the date of the Agreement signature, EAS shall appoint a dedicated Project Manager. The Project Manager shall be responsible to coordinate all aspects of the preparation, execution and closure of all projects associated with JETBLUE Aircraft under this Agreement. As required, the Project Manager will be responsible to travel to JETBLUE facilities for the coordination of all services.

IV.2.3    MANAGEMENT OF ADDITIONAL WORK

          The performance of additional work on an Aircraft and component repair/overhaul, not covered by a fixed price and proposed by EAS after inspection of the Aircraft, shall be subject to the prior approval of JETBLUE AIRWAYS or its Representative. The Representative shall be the only one entitled by JETBLUE AIRWAYS to authorize EAS to perform additional work.

          The Representative shall approve additional work proposed by EAS, by signing a "Customer Work Order" within twenty-four (24) hours after receipt of EAS's fixed price quotation or price estimate. Delay in the approval may prohibit EAS from achieving its' time-estimates and/or obtaining spare parts necessary to perform the task.


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EAS/JETBLUE AIRWAYS-1001
22 October 2001                                                                7

IV.2.4    MANAGEMENT OF CUSTOMER WORK ORDERS

          The performance of additional customer work ordered on an Aircraft or component, not covered by the fixed price order, shall be subject to tie prior written agreement between EAS and JETBLUE AIRWAYS.

          The customer representative shall submit to EAS a "Customer Work Order" specifying additional work to be performed by EAS. EAS shall then submit a quotation or price estimate and a schedule impact if any, for the additional work ordered and an estimate of the price and schedule impacts, if any, to the fixed price order or other additional work orders.


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EAS/JETBLUE AIRWAYS-1001
22 October 2001                                                                8

ARTICLE V - SCOPE OF SERVICES

      All Maintenance Services to be performed by EAS under this Agreement will be based on a statement of work or work package, which will describe the exact nature of the Maintenance Services to be performed and will be included in any request for proposal, proposal offer, and purchase/work order. The work package will contain at a minimum; the tally sheets summarizing the work package, the individual maintenance job/task cards and any applicable E.O's, AD's and/or SB's.

      The Maintenance Services to be performed by EAS may include all or part of the following Services as defined by JETBLUE AIRWAYS in the statement of work or work package.

            o     Maintenance Planning
            o     Engineering Services
            o Aircraft Maintenance Services & Modifications which may include the following

                  o     Aircraft reception in maintenance site.
                  o     Aircraft flight-log book analysis.
                  o     Aircraft servicing.
                  o     Cabin loose equipment inventory.
                  o Aircraft technical cleaning as required for inspection tasks.
                  o Aircraft Inspection as per the maintenance and modification program specified in the Work package.
                  o     Repair of defects found during inspections and tests.
                  o     Aircraft tests as required by the Work package.
                  o     Engine run.
                  o Preparation for ferry flight including daily and weekly checks.
                  o Required Inspection Item (RII) specifying personnel training, and reporting procedures.
                  o     Fuel leaks mapping and repair.
                  o     Engine and/or APU boroscope inspection.
                  o     Engine. APU, or Landing Gear removal and installation.
                  o     Compass swing
                  o     Weighing
                  o     Aircraft modifications

            o     Cabin Refurbishment and Modification
            o Landing Gear, APU, Engine, Component Repair, Overhaul, or Standard Exchange
            o     Aircraft Painting and Stripping
            o     Long Term Storage which includes

                        o     Supply of parking space.
                        o Access to the Aircraft for JETBLUE AIRWAYS upon request.
                        o     Storage, and destorage of aircraft.
                        o Release and Re-delivery of Aircraft for operation or, at JETBLUE AIRWAYS's option, performance maintenance tasks specified in an Order
                        o Aircraft storage Services may be performed by EAS as part of or in addition to the Work Package specified in an Order.


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EAS/JETBLUE AIRWAYS-1001
22 October 2001                                                                9

ARTICLE VI - QUALITY SPECIFICATIONS

      Maintenance Services covered by this Agreement/Orders shall be performed, inspected and certified by EAS in accordance with the Title 14 of the Code of Federal Regulations of the United States and other FAA applicable requirements.

      EAS shall keep full and complete records of all Maintenance Services carried out hereunder in accordance with Title 14 of the Code of Federal Regulations of the United States. All records shall be available for examination and inspection by JETBLUE AIRWAYS and its authorized Representative(s) during normal business hours and EAS shall furnish such current information with respect to such records as JETBLUE AIRWAYS may reasonably require, together with copies, within 5 business days to:

      JETBLUE Airways

      80-02 Kew Gardens Rd 4th Floor
      Kew Gardens NY 11415

      ATTN: Aircraft Records; Barbara Sacher

      EAS shall provide JETBLUE AIRWAYS or the Representative with the corresponding documentation as defined in Article IX of this agreement.

      JETBLUE AIRWAYS shall be responsible towards the FAA, forte airworthiness of Aircraft, Equipment, and Components including CN's and AD's compliance. After completion of the Maintenance Services, EAS shall deliver to JETBLUE AIRWAYS documents attesting to the performance of the Maintenance Services in accordance with applicable specific standards and requirements prescribed to EAS.

      EAS will issue a Certificate for Release For Service (CRS) for an Aircraft and an authorized release certificate (FAA Form 8130-3 or equivalent) for Components.

            - Under Title 14 CFR Part 145 approval reference, E4ZR914Y.

      Maintenance Services performed by an approved third party contracted by JETBLUE AIRWAYS will be signed-off by such third party.

      JETBLUE AIRWAYS shall remain at all times responsible for Aircraft log books.


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EAS/JETBLUE AIRWAYS-1001
22 October 2001                                                               10

ARTICLE VII - SCHEDULING

VII.1 JETBLUE AIRWAYS MAINTENANCE PROGRAM SCHEDULE

      (a) JETBLUE AIRWAYS will provide to EAS an annual written list of planned delivery dates and redelivery dates, which specifies the aircraft make and model, registration number, manufacturers serial number and check level or other services to be performed on each aircraft pursuant to the terms at this agreement. JETBLUE AIRWAYS will update these dates semi-annually, on or before the following dates of each year: January 1st and July 1st of each year.

      (b) By mutual agreement JETBLUE AIRWAYS and EAS may amend the delivery dates, redelivery dates, forecasts and other schedules from time to time as required during the term of this agreement.

VII.2 WORKING PARTY SCHEDULE

      The work schedule and grounding period/TAT for the maintenance service or modification work performed by EAS under the terms and conditions of this Agreement shall be agreed upon by the Parties, and will be specified in each Order.

      The Order will specify the following information:

      - Date of delivery to EAS of Aircraft history documentation, if required.
      - Date of delivery to EAS of Aircraft customized Maintenance documentation.
      - Date of delivery of Modification kits and customer initial provisioning.
      - Date/schedule for the Maintenance Services to be performed by approved third parties contracted by JETBLUE AIRWAYS.
      -     Date of delivery of Aircraft to EAS.
      -     Date of Re-delivery of Aircraft to JETBLUE AIRWAYS.
      -     Operational Constraints of JETBLUE AIRWAYS

      If any specific additional work is agreed to between the Parties and then added to the Work package defined in the Agreement/Order the price shall be adjusted, if required, and the grounding period/TAT shall be amended, and may be extended, if necessary, by the shortest period necessary, taking into account the production capabilities of EAS.

      EAS shall continuously inform and keep JETBLUE AIRWAYS updated regarding the progress and deviation from the agreed Work package and/or scheduled Re-delivery time.

      Without prejudice to the other provisions of this Article, if for any reason EAS foresees any possible delay in the Re-delivery to JETBLUE AIRWAYS EAS shall immediately advise JETBLUE AIRWAYS thereof and use its best efforts to meet the Re-delivery date.


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EAS/JETBLUE AIRWAYS-1001
22 October 2001                                                               11

ARTICLE VIII - PLACE OF WORK AND SUBCONTRACTING

          The Maintenance Services under this Agreement shall be performed at EAS's facilities in Lake Charles, LA. JETBLUE AIRWAYS shall, pursuant to this Agreement, deliver the Aircraft "DDP EAS Lake Charles, LA.", and will accept the Aircraft after performance of the Maintenance Services "Ex-Works EAS Lake Charles, LA.",

          EAS may subcontract to third parties whole or part of the Maintenance Services with prior approval of JETBLUE AIRWAYS, which will not be unreasonably withheld.

ARTICLE IX - DOCUMENTATION

IX.1      DOCUMENTS SUPPLIED BY JETBLUE AIRWAYS

          As required by the order the latest issue of the following documents may be required to be supplied by JETBLUE AIRWAYS on arrival of the Aircraft with the exception of those documents marked with an asterisk (*), which must be supplied to EAS at the latest six (6) weeks before Aircraft arrival:

          JETBLUE shall at its earliest convenience allow EAS access to its online document library.

IX.1.1 FOR THE APPLICATION OF THE WORK DOCKAGE (AIRCRAFT CUSTOMIZED MAINTENANCE DOCUMENTATION)

            -     Approved Maintenance Work Package.
            -     Loose and Emergency Equipment list.
            -     Composition of Fly Away Kit (FAK).
            -     Aircraft Maintenance Manual (AMM) (*).
            -     Wiring Diagram Manual (WDM) (*)
            -     Aircraft Schematic Manual (ASM)(*).
            -     Aircraft Wiring List (AWL)(*).
            -     Illustrated Parts Catalog (IPC) (*)
            -     Aircraft Modification Status List (*).
            -     Aircraft and Material Manifest.
            -     MEL.
            -     Flight manual
            -     Flight Crew Operating Manual (FCOM).
            -     Flight test program if required.
            -     List of Components/parts/kits delivered with the Aircraft.
            -     All Log Books.
            - List of all Carried Forward defects (1 week before Aircraft delivery).
            -     Components/Galleys CMM specific to the operator.
            -     Weight and Balance Manual (WBM).
            - JETBLUE AIRWAYS's letter approving EAS in JETBLUE AIRWAYS's quality system and authorizing EAS to stamp JETBLUE AIRWAYS's Aircraft logbook.


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EAS/JETBLUE AIRWAYS-1001
22 October 2001                                                               12

      EAS shall be entitled to treat the information supplied in the above documents as a definitive statement of the actual airworthiness and maintenance status of the Aircraft and, except as otherwise specifically agreed in writing, EAS shall have no liability for the accuracy of those documents.

IX.2  DOCUMENTS SUPPLIED BY EAS

      The WPIR on Aircraft Re-delivery shall be in English and include the following as required;

            - Certificate of compliance for the Maintenance Services performed under EAS's responsibility.
            - List of Service Bulletins and Modifications incorporated during the Check / Modifications / Maintenance Services.
            -     Performed Customer Work Orders.
            - List of Airworthiness Directives applied during the Check / Modifications / Maintenance Services.
            -     Scheduled Items List.
            -     Carried Forward Defects.
            -     Test/Analysis reports if applicable.
            -     Weight and balance report, if applicable.
            - List of approved deviations/concessions and remarks, if applicable.
            - Status of scheduled/unscheduled Components removed/installed during the Check / Modifications/ Maintenance Services.
            -     Copy of the Defect Reports, including in/out SRM repair.
            - List of Life Limited Parts installed during Maintenance performance.
            -     Repair mapping
            -     CPCP Reports


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EAS/JETBLUE AIRWAYS-1001
22 October 2001                                                               13

ARTICLE X - MATERIAL SUPPLY

      MATERIAL SUPPLY

X.1.1 SPARE PARTS / MATERIALS SUPPLIED BY JETBLUE AIRWAYS

            - If JETBLUE AIRWAYS is to directly supply any spare parts, materials, components or modification kits then JETBLUE AIRWAYS shall give a list, with the corresponding delivery date of the items to be supplied, no later than one (1) month before Aircraft arrival and will deliver such material not later than one (1) week prior to Maintenance Services starting.

            - JETBLUE AIRWAYS shall supply all materials, components, modifications kits, and other parts corresponding to specific Maintenance Services (cabin interior, modifications, SBs/ADs) and the counterpart of all removed Rotable Components, according to EAS's needs and/or requests, in a time frame consistent with the grounding period.

            - The responsibility for the supply of paint materials including type of paint process to be utilized shall be specified in each applicable Order.

            - All materials and equipment supplied by JETBLUE AIRWAYS shall be delivered DDP EAS Lake Charles, LA. with all documents (authorized release certificate FAA Form or equivalent or JETBLUE AIRWAYS serviceable tag) permitting their fitting on the Aircraft.

            - EAS shall provide a bonded area for JETBLUE parts and materials. JETBLUE shall have access as required during the term of the Agreement.

            - Any surplus kit, kit item, hazardous material or equipment not installed on the Aircraft will be scrapped within forty-eight
                  (48) hours from Aircraft re-delivery unless the Representative has given prior shipping instructions in writing to EAS.

X.1.2 SPARE PARTS / MATERIALS SUPPLIED BY EAS

      All other spare parts and consumables material not supplied by JETBLUE AIRWAYS but necessary for the execution of the Work Package shall be supplied by EAS.

      EAS shall receive prior approval from JETBLUE for the installation of any FAA-PMA part, locally manufactured part or material installed per Equivalent Substitute List from the OEM.

X.1.3 PROVISIONS FOR EQUIPMENT REMOVED BY EAS

      Upon JETBLUE AIRWAYS's request, parts removed during the performance of Maintenance Services shall be either:

      o     Sent to EAS's workshops or,
      o     Sent to workshops designated by JETBLUE AIRWAYS.
      o     Sent to JFK stores,
      o     Returned with the Aircraft.


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EAS/JETBLUE AIRWAYS-1001
22 October 2001                                                               14

      Parts not sent to workshops and any surplus items removed from the Aircraft and not meant to be reinstalled will be kept available in "as is" condition for collection by JETBLUE AIRWAYS Ex-Works EAS within two (2) weeks after their removal from the Aircraft.

      The Representative shall specify in writing to EAS the removal/installation configuration of major equipment such as APU, landing gear, engine, to be sent to workshops designated by JETBLUE AIRWAYS.

X.2   SHIPPING PROCEDURE - PACKING - TRANSPORTATION AND DELIVERY

X.2.1 GENERAL

      Each Party undertakes that any part, Component, material or Equipment sent to one Party for the purposes of this Agreement shall be packed in accordance with the manufacturer's and all applicable recommendations and regulations, including ATA 300 specifications. The Parties undertake to maintain the packing containers or frames in good and reusable condition.

      The Party in charge of transportation shall be responsible for the proper packing and shall comply with all applicable laws related to hazardous material.

X.2.2 TRANSPORTATION AND DELIVERY

      (i) Except when specifically agreed to the contrary, all Aircraft, Components and other parts, materials or Equipment on which Maintenance Services are to be performed, as well as any such items to be supplied by JETBLUE AIRWAYS or to be returned to EAS covered by this Agreement shall be delivered DDP to the Delivery Point.

      (ii) After completion of Maintenance Services, Aircraft, Components and other parts, materials or Equipment will be put at the disposal of JETBLUE AIRWAYS for collection Ex-Works Delivery Point.

X.2.3 SHIPPING ADDRESSES

      Material shall be shipped to EAS maintenance site as specified in the Purchase Order. Shipping addresses shall be as follows:

      EADS Aeroframe Services
      1945 Merganser St.
      Lake Charles, LA. 70615

      Attention: Material Management
      Phone: 337-421-2964


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EAS/JETBLUE AIRWAYS-1001
22 October 2001                                                               15

X.3   TRANSFER OF LIABILITY AND TITLE

X.3.1 TRANSFER OF RISK

      For each piece of equipment, component, or part the liability shall be transferred from the delivering Party to the receiving Party upon receipt and acceptance by the receiving Party or its nominated freight agent, under the conditions specified in Article X.2.2.

X.3.2 TRANSFER OF TITLE

      The Aircraft shall remain at all time the exclusive property of JETBLUE AIR WAYS.

      Components sent to EAS for repair or overhaul shall remain JETBLUE AIRWAYS's property unless a Standard Exchange item is supplied by EAS. Then the title of the component shall be transferred to EAS and the title of the Standard Exchange item shall be transferred to JETBLUE AIRWAYS.

      Transfer of title shall occur only in case of Standard Exchange or in the course of repair.

      Transfer of title shall occur as follows:

      i)    FROM EAS TO JETBLUE AIRWAYS

            Upon installation of the requested component on JETBLUE AIRWAYS's Aircraft and subject to conditions of EAS's acceptance as set forth in Article X.3.2. ii) hereafter and full payment by JETBLUE AIRWAYS of all EAS's relevant invoices.

      ii)   FROM JETBLUE AIRWAYS TO EAS:

            Upon removal of the Unserviceable Component from JETBLUE AIRWAYS's Aircraft, subject to EAS's acceptance of the said removed Component, after technical investigation, as the Component must necessarily be capable of overhaul or repair following wear resulting from use in normal operating conditions.


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EAS/JETBLUE AIRWAYS-1001
22 October 2001                                                               16

ARTICLE XI - FINANCIAL CONDITIONS

XI.1      PRICING

          Prices for Maintenance Service to be performed under the terms and conditions of this Agreement will be subject to the schedules specified in Exhibit A of this agreement and in any case be specified within each order.

XI.1.1    MAINTENANCE SERVICES INCLUDED WITHIN THE FIXED PRICE

          Routine work as specified within the statement of work or work package, as per Article V and subject to EAS's Proposal and JETBLUE AIRWAYS's Order.

XI.1.2    WORK PERFORMED ON TIME-AND-MATERIAL BASIS

          All Maintenance Services not covered by above Article XI.1.1 shall be presented for written approval to JETBLUE AIRWAYS's Representative, in accordance with Article IV, and shall be invoiced to JETBLUE AIRWAYS on a time-and-material basis.

XI.2      INVOICING

          Invoicing will be made according to the following schedule.

XI.2.1    FIXED PRICE SERVICES

          Maintenance Services, which are subject to a fixed price as per
          Article XI.1.1, shall be invoiced with the following schedule;

          i) [****] of the fixed price shall be invoiced upon signature of the Order by both parties. In the event that the aircraft downtime is less than five (5) days, the [****] of the fixed price amount shall be invoiced upon signature of the Order by both parties.

          ii) Remaining balance of the fixed price shall be invoiced five (5) days before the completion date of the Maintenance Services as specified in the order, or five (5) days before the actual Aircraft re-delivery, whichever is earlier.

XI.2.2    MONTHLY SERVICES

          Any Maintenance Service subject to a monthly fee shall be invoiced [****].


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EAS/JETBLUE AIRWAYS-1001
22 October 2001                                                               17

[****] Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended.

XI.2.3    TIME AND MATERIAL SERVICES

          All Maintenance Services performed on a time-and-material basis under this Agreement will be invoiced upon completion of said Maintenance Services according to the following conditions;

          - Additional work quoted on a fixed price will be invoiced according to price specified on CWO.
          - Additional work quoted on a budgetary basis will be invoiced according to the actual cost;
                > Material and subcontracted work will be invoiced based on the supplier's or subcontractor's invoice plus handling charge as specified in the order.
                > Maintenance Services performed by EAS, will be invoiced according to the man-hours spent, including engineering, planning, procurement and quality control.

XI.2.4    ADDRESSES TO BE USED FOR INVOICING

          Invoices issued shall be sent to the following address; JETBLUE
          AIRWAYS

          JFK International Airport, Terminal 6
          Jamaica, NY 11430

          Attention of: Hitesh Patel
          Phone:        718-632-4402
          Fax:          718-632-4439

XI.3      CURRENCY OF PAYMENTS

          All expenses related to the Maintenance Services rendered by EAS will be invoiced and paid in US Dollars.

XI.4      PAYMENTS

XI.4.1    PAYMENT TERMS

          Except as otherwise agreed upon payment terms shall be as follows.

          Invoices specified in Article XI.2.1 shall be paid by JETBLUE AIRWAYS as follows:

          i)    [****] of the fixed price shall be paid within five
                (5) days from the date of receipt of the invoice and in any case before Aircraft arrival. In the event that the aircraft down time is less than five (5) days the [****] of the fixed price shall be paid within five (5) days from the date of receipt of the invoice and in any case before Aircraft arrival.

          ii) Remaining balance of the fixed price shall be paid within five (5) days from the date of receipt of the invoice and in any case before Aircraft departure.

          Invoices specified in Article XI.2.2 and XI.2.3 shall be paid by JETBLUE AIRWAYS within thirty (30) days from the date of receipt of the invoice.


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EAS/JETBLUE AIRWAYS-1001
22 October 2001                                                               18

[****] Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended.

XI.4.2    INTEREST FOR DELAYS IN PAYMENT

          If any payment due to EAS is not received on due date, a demand to pay shall, ipso facto, be deemed given as of that date and interest shall accrue at the rate of [****] percent [****] per month calculated from the due date until the day when full payment is received. If any applicable statutory limit on interest is less than this rate, then the maximum statutory rate shall apply.

          Interest charged under this article shall in no case prejudice EAS's rights at law or in equity. EAS may, at its sole discretion, suspend performance of its' obligations under this Agreement and related Orders until all invoices due are paid in full.

          EAS reserves its ownership rights on all items delivered, work, product and other services provided under this Agreement and related Orders until full payment of all due invoices, including interest, if any, is made.

          JETBLUE AIRWAYS shall inform EAS of any disputed amount within twenty-one (21) calendar days from receipt of the relevant invoice. No dispute shall be considered if presented to EAS after this period.

          In case JETBLUE AIRWAYS fails to fulfill its obligations of payment according to Article XI.4, both Parties agree that EAS has, by virtue of its Maintenance Services performed, a right of retention as well as a contractual lien of the Aircraft/Component being in custody of EAS.

          JETBLUE AIRWAYS shall not withhold payment of an entire invoice because of dispute against any part of the invoice nor shall JETBLUE AIRWAYS set off any amounts in dispute against other invoices. Disputes will be settled within sixty (60) days from the original date of the invoice, after which time the full invoiced amount shall become due and payable. After settlement of the dispute, the eventual adjustment of the invoice will be made.

XI.6      DUTIES AND TAXES

          The prices for Maintenance Services under this Agreement include, and EAS shall be responsible for, the payment of imposts, duties, fees, taxes, dues or any other charges whatsoever imposed or levied in connection with Maintenance Services before such Services are made available for collection by JETBLUE AIRWAYS or are ready for shipment.

          Thereafter, JETBLUE AIRWAYS shall be responsible for the payment of all other imposts, duties, taxes, dues or any other charges whatsoever imposed or levied in connection with such Maintenance Services.


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EAS/JETBLUE AIRWAYS-1001
22 October 2001                                                               19

[****] Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended.

ARTICLE XII -DELAYS

XII.1 EXCUSABLE DELAYS

      EAS shall not be held responsible nor deemed to be in default under this Agreement/Orders for any delay in delivery of Aircraft, Component or other performance hereunder due to or arising out of causes beyond its reasonable control such as but not limited to: Force Majeure, Acts of God or public enemy, war or civil war, insurrection, riot, fire, flood, explosion, natural disaster, accident, epidemic, quarantine, restrictions, labor dispute in particular external strike, lockout or serious accidents (resulting in the cessation, slowdown or stoppage of work), embargoes, acts of civil or military Authorities.

      Under no circumstances shall EAS be liable nor deemed to be in default under this Agreement/Orders for delays caused by:

        i) Failure of JETBLUE AIRWAYS to deliver as agreed the Aircraft to the place of work, or the required supplies or data, in due time and/or serviceable condition and/or sufficient quantity,
        ii)   Inability after due and timely diligence to procure materials or parts,
        iii) Unforeseen or unscheduled major repairs, modifications or extensive additional work, as mutually agreed upon by both parties
        iv)   Delays of JETBLUE AIRWAYS in execution of the payment terms,
        v)    Delays of JETBLUE AIRWAYS in making decisions, reference IV
              2.3
        vi)   Delays in Aircraft/Component/Equipment Delivery by JETBLUE
              AIRWAYS to the place of work,
        vii) Delays of the required Aviation Authorities in approving the modification Engineering Order.

      Each Party shall advise the other Party of the existence of any of the above-mentioned causes of delay and shall further advise of the cessation of such cause or causes. The date of delivery shall be extended for a period at least equal to the time lost by reason of the delay.

XII.2 NON EXCUSABLE DELAYS

      If EAS does not redeliver an aircraft on or before the re-delivery date as specified in the applicable Order, due to a cause not specified in Article XII.1, EAS agrees to pay to JETBLUE AIRWAYS as agreed liquidated damages, and not by way of penalty, the amount of [****] dollars
      ($[****]) per day commencing after the second day of the scheduled re-delivery date specified in the applicable Order. The total liquidated damages paid will be limited, under all circumstances, to [****] percent ([****]%) of the fixed price specified in the Order.

      Should the Parties have to pay liquidated damages, such liquidated damages shall cancel any right of claim that each Party may avail itself as a result of such delay.


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EAS/JETBLUE AIRWAYS-1001
22 October 2001                                                               20

[****] Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended.

ARTICLE XIII - WARRANTY

          The following warranty shall apply for Maintenance Services performed by EAS within the scope of the Agreement/Orders.

XIII.1    MANUFACTURER WARRANTY

          EAS will administer warranties. JETBLUE AIRWAYS shall provide EAS no later than at the date of signature of the present Agreement with a letter authorizing EAS to act on JETBLUE AIRWAYS's behalf towards O.E.M. Aircraft manufacturers or Repair Stations.

XIII.2    PROPER PERFORMANCE WARRANTY

          EAS warrants, at the time of Aircraft/Component Re-delivery, the Maintenance Services performed by it.

          The proper performance warranty is limited to the correction of defects resulting from EAS's intervention, at no extra cost, excluding, but not limited to, any claim for compensation for commercial losses or loss of profit or use.

          EAS accepts to correct in its workshops any proven faulty workmanship occurring within the warranty period shown here below following Re-delivery to JETBLUE AIRWAYS unless specified otherwise hereunder:

          - Nine (9) months for Maintenance Check routine and non-routine tasks/on Airframe Structural Maintenance Services,
          -     Six (6) months for Components/Equipment (excluding APU,
                Landing Gear),
          - Six (6) months for painting excluding deterioration due to fuel or hydraulic fluid spillage, whichever occurs first.

          If the Maintenance Services performed on the Aircraft by EAS prove to be defective during the warranty period stipulated in Article XIII.2 of the Agreement, then JETBLUE AIRWAYS will have one of the following options:

            - In case of AOG, then JETBLUE AIRWAYS may request EAS to send one or more specialists in order to proceed to the correction of the defect.
            - Bring the Aircraft into EAS's facility in Lake Charles, LA., where the defect will be corrected. EAS shall reimburse JETBLUE the fuel cost associated with repositioning the Aircraft to the EAS Lake Charles facility.
            - Request to EAS the authorization to proceed to the repair with its own staff. In this case, the cost of rectification shall be agreed upon by both parties prior to the commencement of the repair and in any case shall not exceed the cost of the defective Maintenance Services performed by EAS on the Aircraft.


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EAS/JETBLUE AIRWAYS-1001
22 October 2001                                                               21

XIII.3    WARRANTY GENERAL CONDITIONS

          Proper performance warranty is subject to written notification by JETBLUE AIRWAYS to EAS of its claim within eight (8) business days maximum after the discovery of the defect.

XIII.4    WARRANTY PERFORMANCE

          JETBLUE AIRWAYS shall make its warranty claim enclosing a detailed written report of the defects observed, giving the reasons, the conditions and circumstances of the defects.

          The above details shall be forwarded to EAS, immediately and within a maximum of three (3) weeks of discovering the defects.

          For Equipment/Components under warranty, the defective item will be delivered by JETBLUE AIRWAYS, for repair or Standard Exchange hereafter. With prior EAS approval, freight costs shall be the responsibility of EAS. EAS shall proceed in its workshops to the corrective actions at its own costs. For Aircraft under warranty, in case of AOG, EAS will send one or more specialist(s) to proceed to the repair work.

          Should the warranty claim be rejected, the repair Maintenance Services including shipping costs and specialists assignment (if applicable) will be invoiced to JETBLUE AIRWAYS on a time-and-material basis in accordance with terms and conditions of Article XI "Financial Conditions".

XIII.5    WARRANTY EXCLUSION

XIII.5.1 Warranties shall not apply if the Aircraft, Equipment or Components are not used, stored or handled by JETBLUE AIRWAYS or any other third party in accordance with all the manufacturers instructions and recommendations. EAS shall not warrant parts or Equipment which have been tested and/or installed by EAS and were declared Serviceable but not repaired or overhauled by EAS. The warranty set forth in Article
          XIII.1 and Article XIII.2 shall not apply to defects, non conformity, failure or abnormal wear and tear, which are attributable in whole or in part to misuse, negligence, accident resulting from non-conformance or non-compliance by JETBLUE AIRWAYS in storage, installation, maintenance, repair or modification, with EAS's or Aircraft/Components Manufacturer's, operation, maintenance, overhaul manuals or other approved related instructions and/or FOD, DOD, IOD or damage by the elements.

XIII.5.2 The warranty shall cease to apply if JETBLUE AIRWAYS or any third party undertakes any action on an area, Equipment or Component normally covered by EAS's or OEM warranty.

XIII.5.3 EAS does not warrant materials or parts supplied by JETBLUE AIRWAYS. The warranties associated with these materials and parts will pass directly from the manufacturer to JETBLUE AIRWAYS, subject to Article XIII.1.


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EAS/JETBLUE AIRWAYS-1001
22 October 2001                                                               22

ARTICLE XIV - LIABILITY

XIV.1     CLAIMS

          Subject to the terms of Sections XIII.2 above and XIV.2 below, each Party and its insurers (as the "Indemnifying Parties") agree to hold harmless the other Party and its members, employees, sub-contractors and insurers from all claims, costs and damages (including without limitation, damages to either Party's equipment, personnel, properties and/or Aircraft, arising from bodily injury or damages to properties or any loss in accordance with or in consequence of the performance of Maintenance Services under this Agreement and its Annexes or Appendices or Attachments or Amendments or Orders and arising directly or indirectly, totally or partially from the execution of the Agreement), to the extent caused by the willful or gross negligent acts or omissions of such Indemnifying Parties.

XIV.2     DAMAGES

          Each Party hereto shall be fully liable for any loss, cost, damage and injury to its personnel and undertakes on its own behalf and that of its insurers to hold harmless the other Party from any such claims and damages save and except if such loss, cost, damage or injury results from the wilful misconduct or gross negligence of the other Party.

XIV.3     TRANSPORT LIABILITY

          JETBLUE AIRWAYS shall be responsible of all claims against transport's agent for transport of its properties to and from Delivery Point. EAS will supply to JETBLUE AIRWAYS any document, which shall allow JETBLUE AIRWAYS the proper filing and administration of such a claim.


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EAS/JETBLUE AIRWAYS-1001
22 October 2001                                                               23

ARTICLE XV - INSURANCE

XV.1  JETBLUE AIRWAYS'S INSURANCE

      JETBLUE AIRWAYS shall at all times during the term of this agreement, at its own cost and expense, carry and maintain aviation liability and hull insurance on the aircraft with such insurers in the following amounts and types:

      1) Aircraft Liability and Ground Insurance (Including comprehensive passenger and public liability):
            a.    Bodily Injury and Personal Injury -- [****]
                  [****] U.S. Dollars ($[****]) combined single limit per occurrence
            b. Bodily Injury and Personal Injury -- Third Person: [****] [****] U.S. Dollars ($[****]) combined single limit per occurrence
            c.    Property Damage Broad Form: [****]
                  U.S. Dollars ($[****]) combined single limit per occurrence
      2) Worker's compensation Insurance and Employer's Liability Insurance with limits of not less than [****] U.S. Dollars ($[****]) per occurrence, unless otherwise required by law.
      3) All Risk Hull Insurance on the Aircraft for the full insurable replacement value thereof.
      4) All such insurance shall include EAS as an additional insured thereunder (but without imposing upon the additional insured any obligation imposed upon insured including, without limitation, the liability to pay premiums) and shall be endorsed to provide that the insurance afforded to, or with respect to the interest of, EAS shall not be invalidated by any breach of the insuring conditions by JETBLUE.

XV.2  EAS'S INSURANCE

      EAS shall at all times during the term of this agreement maintain in force the following insurance in the amount specified:

      1) General Liability Insurance with a combined single limit of liability of not less than [****] U.S.
            Dollars ($[****]) for comprehensive bodily injury, property damage, premised, products and completed operations coverage.
      2) Hangar Keepers Liability Insurance with limits of not less than [****] U.S. Dollars ($[****]) per occurrence.
      3) Worker's compensation Insurance and Employer's Liability Insurance with limits of not less than [****] U.S. Dollars ($[****]) per occurrence, unless otherwise required by law.
      4) All such insurance shall include JETBLUE as an additional insured thereunder (but without imposing upon the additional insured any obligation imposed upon insured, including, without limitation, the liability to pay premiums) and shall be endorsed to provide that the insurance afforded to, or with respect to the interest of, JETBLUE shall not be invalidated by any breach of the insuring conditions by EAS.


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EAS/JETBLUE AIRWAYS-1001
22 October 2001                                                               24

[****] Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended.

XV.3  INSURANCE CERTIFICATES

      Both parties agree to furnish to the other party hereto, as soon as reasonably available following the execution of this Agreement, but in no event later than commencement of the Services to be provided by EAS hereunder, underwriters' certificates (or brokers' certificates on their behalf) certifying that all of the required insurance is in full force and effect, and describing such insurance and the limits in reasonable detail, that the same host been properly endorsed with respect to this contractual undertaking and waiver of subrogation as provided above, and that such other party shall be given thirty (30) days prior written notice by the insurers in the event the insurers desire to cancel or make any material changes to such insurance or any part thereof or any such insurance is scheduled to expire without being renewed.

ARTICLE XVI - WAIVER

      The warranties and liabilities of EAS set forth in Articles XIII, XIV are expressly in lieu of, and JETBLUE AIRWAYS hereby waives and releases EAS from any and all other warranties, agreement guarantees conditions, duties, obligations, remedies, any direct, indirect or incidental or consequential damages whether in contract or in tort, loss such as but not limited to loss of operation, of profit or of use, or liabilities, whether express or implied, arising by law, custom or otherwise as to the title, airworthiness, value, quality, durability, description, condition, design, operation or merchantability, or the absence of any infringement of any patent, copyright, design, or other proprietary right, or fitness for use for a particular purpose, or as to the quality of the material or workmanship of Maintenance Services, the absence there from of latent discoverable, or as to any other representation or warranty whatsoever, express or implied (including any implied warranty arising from a course of performance or dealing or usage of trade) with respect to the Maintenance Services. JETBLUE AIRWAYS hereby waives, releases, renounces and, disclaims expectation of or reliance upon any such representation or warranties, it being understood that all conditions, warranties and representations (or obligations or liabilities in contract or in tort) in relation to any of those matters, express or implied, statutory or otherwise are expressly excluded. No agreement or understanding altering or extending EAS liability will be binding on EAS except if in writing and signed by duly authorized EAS Representatives.

      The Parties agree that this Article has been the subject of discussion and negotiation and is fully understood by the Parties and that the terms and conditions of this Agreement were arrived at in consideration of the provisions of this Article specifically including the limitations set forth in Article XVI.

ARTICLE XVII - INTELLECTUAL PROPERTY RIGHTS

      The performance by EAS of Maintenance Services shall not constitute in any way for JETBLUE AIRWAYS a transfer or any right of use, of all or part of the intellectual property rights owned by EAS or licensed to EAS by any third party. EAS shall remain the exclusive owner of any intellectual property rights related to the Maintenance Services such as, but not limited to: job cards, task cards or industrial process.

      JETBLUE shall remain the exclusive owner of any intellectual property rights related to the Maintenance Services such as, but not limited to:
      E.O.'s, job cards, task cards or industrial process.


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EAS/JETBLUE AIRWAYS-1001
22 October 2001                                                               25

ARTICLE XVIII - TERMINATION

      Either party may terminate this Agreement/Orders at any time, upon ninety
      (90) days notice in writing to the other party.

      Notwithstanding termination or assignment as per terms and conditions stipulated in Article XX.7 herein, each Party agrees to fulfill all obligations which accrued under this Agreement and related Orders prior to the time that termination or assignment becomes effective.

ARTICLE XIX - GOVERNING LAW

XIX.1 CHOICE OF LAW - VENUE

      This agreement and any dispute arising under or in connection with it shall be governed by and interpreted in accordance with the substantive laws of the State of New York. United States of America (USA), that are applicable to contracts made and to be performed in that state, regardless of the laws that otherwise govern under applicable principles of conflicts of laws. Any litigation arising under or relating to this Agreement or related documents shall be brought and jurisdiction and venue shall be proper only in a state or federal district court in the state of New York, U.S.A.

ARTICLE XX - MISCELLANEOUS

XX.1  NOTICES

      All notices between the Parties shall be given in writing by mail or fax to the following addresses:

        a) JETBLUE AIRWAYS
           80-02 Kew Gardens
           Kew Gardens, NY 11415

           Attention: Hitesh Patel
           Fax:       718-632-4439

        b) EADS AEROFRAME SERVICES, LLC
           1945 Merganser St.
           Lake Charles. LA 70615
           Attention: Contracts Manager

           Fax: (337) 421-2922


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EAS/JETBLUE AIRWAYS-1001
22 October 2001                                                               26

XX.2  APPLICABLE LANGUAGE

      All correspondence, documents and other written matters (including technical documents) in connection with this Agreement/Orders shall be in English.

      This Agreement has been agreed and prepared in the English language. In the event of any translation of this Agreement or any part thereof into other language, the same shall continue to be construed and interpreted according to the English language version, which shall therefore prevail in the event of any conflict.

XX.3  SEVERABILITY

      Should any of the provisions and conditions herein prove void, being contrary to public policy, the remainder of this agreement shall be valid unless the concerned provision constitutes a main part of the Agreement.

      If any provision of this Agreement is declared unlawful or unenforceable as a result of final administrative, legislative or judicial action, the Parties agree that this Agreement shall be deemed to be amended to conform with the requirements of such action, but in such a manner as to achieve the intent of the Parties under this Agreement to the fullest extent possible, and that all other provisions of this Agreement shall remain in full force and effect.

XX.4  PREVIOUS AGREEMENTS

      This Agreement supersedes any agreement(s) and/or previous provision(s), whether written or oral, which may have occurred between both Parties on the matter subject of the Agreement, prior to the execution of the agreement.

XX.5  PRECEDENCE

      In case of conflict between this Agreement and the Orders making reference to this Agreement, the Orders shall prevail over the Agreement.

XX.6  ASSIGNMENT

      This Agreement and its rights and obligations shall not be assigned or transferred or otherwise delegated, in whole or in part, in any manner either voluntarily or by operation of law, by either Party without the prior written consent of the other Party.

      In case one Party enters into agreements with other entities in connection with the subject matters of this Agreement, the assigning Party will preserve the rights of the other Party and shall take all necessary actions to ensure that the assignee will act as a substitute for any rights and obligations which accrued from date of signature of this Agreement.

      Should the assignee fail to fulfill such rights preservation, the assigning Party shall remain the only responsible Party towards the other Party.


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EAS/JETBLUE AIRWAYS-1001
22 October 2001                                                               27

XX.7  CONFIDENTIALITY

      Unless otherwise agreed, this Agreement and all related Orders and all information including proprietary information becoming available or coming into the possession or knowledge of either Party by virtue of this Agreement and all related Orders or their performance shall at all times be treated by the Parties hereto as confidential and shall not be published, disclosed or circulated except (and only insofar as is necessary) in connection with the performance by the Parties hereto of their obligations under this Agreement and all related Orders or for the purpose of legal proceedings relating thereto.

      Both Parties shall ensure that the undertaking contained in this Article shall be brought to the notice of all employees, servants and agents engaged upon Maintenance Services in connection with the Agreement.

      The obligations of the Parties under this Article shall survive and continue for a five (5) year period after the discontinuance, termination or cancellation of this Agreement or any part thereof and shall be binding on authorized assignees and successors in title of the Parties hereto.

XX.8  NON WAIVER

      The failure of EAS or JETBLUE AIRWAYS to enforce at any time any of the provisions of this Agreement, or to exercise any option herein provided, or to require at any time performance by either party any of the provisions herein, shall in no way be construed to be a present or future waiver of such provisions nor in any way to affect the validity of this Agreement or any part thereof, or the right of EAS or JETBLUE AIRWAYS to enforce each and every such provision.

XX.9  HEADINGS

      The headings of any clauses, sub-articles or Articles are given only for convenience and shall not in any case be interpreted so as to extend or limit the interpretation of such clauses, sub-articles or Articles.


--------------------------------------------------------------------------------
EAS/JETBLUE AIRWAYS-1001
22 October 2001                                                               28

      In witness thereof this Agreement has been executed in duplicate by a duly authorized representative of each one of the Parties hereto.

Each Party acknowledges receipt of its own original copy in English.

Duly authorized for and on behalf of    Duly authorized for and on behalf of
EADS AEROFRAME SERVICES, LLC            JETBLUE AIRWAYS


Signature: /s/ [Illegible]              Signature:  /s/ [Illegible]
           /s/ [Illegible]

Title: President & CEO                  Title: DIRECTOR OF MAINTENANCE

Name:  Eric Schulz                      Name:  HITESH H. PATEL

Date:  11/20/01                         Date: 11/20/01


--------------------------------------------------------------------------------
EAS/J3K-1001
22 October 2001                                                               28

                                   EXHIBIT "A"

                                     to the
          Agreement for Aircraft Maintenance and Modification Services
                                 By and Between
                          EADS Aeroframe Services, LLC
                                       and
                                     jetBlue

                                     PRICING

SCHEDULE 1: FIXED PRICE MAINTENANCE SERVICES

Fixed prices services are offered to JETBLUE AIRWAYS as follows, subject to the conditions specified below.

PRICES ARE VALID FROM 01 JANUARY 2002 THROUGH [****].

--------------------------------------------------------------------------------
      AIRCRAFT TYPE          CHECK                        PRICE
      -------------          -----                        -----
--------------------------------------------------------------------------------
           A320                 C1                      [****] USD
--------------------------------------------------------------------------------
           A320                 C2                      [****] USD
--------------------------------------------------------------------------------
           A320                 C3                      [****] USD
--------------------------------------------------------------------------------
           A320                 C4                      [****] USD
--------------------------------------------------------------------------------

CONDITIONS

      o Prices herein are based an a standard A320 C check from the A320 MPD Rev 23.
      o     Final pricing subject to review of the jetBlue work package.
      o     Pricing assumes aircraft average 4200 FH and 2000 FC per year.

INCLUDING:

      o Manpower and consumable materials necessary to perform maintenance services
      o C1, C2, and C3 checks: Includes labor far rectification of all defects discovered during the performance of routine inspection tasks per the work package.
      o C4 check: Includes up to 20 man-hours of labor per task card for rectification of defects discovered during the performance of routine inspection tasks per the work package. Customer will be charged for each hour incurred over the 20 man-hour threshold (i.e. 21 man hours incurred will result in 1 hour billed to the customer)
      o Includes material up to $[****] per line item (number of parts x unit price = line item) for rectification of defects discovered during the performance of routine inspection tasks per the work package. Customer will be charged total value for each non-routine line item that exceeds the $[****] threshold (i.e. $[****] line item value will result in the customer being billed $[****])
      o     Daily or weekly check as required.

BUT EXCLUDING ANY COST RELATED TO:

      o     Fuel tank rectification (leaks, decontamination)
      o     Rectification resulting from Customer Work Orders
      o Rectification of defects listed in hold items list or aircraft log books
      o Rectification of existing repairs if not in-line with manufacturer's specification or certified drawings
      o     Component repair/overhaul, shop inspection, tests, or modifications
      o     Fuel supply
            Flight test

      IMMEDIATELY ABOVE LISTED ITEMS WILL BE CHARGED ON TIME AND MATERIAL BASIS

--------------------------------------------------------------------------------
Exhibit A to EAS/JETBLUE AIRWAYS-1001
22 October 2001                                                                1

[****] Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended.

SCHEDULE 2: ADDITIONAL SERVICES

The additional services listed below are offered to JETBLUE AIRWAYS on a fixed price basis, subject to the conditions specified herein.

PRICES ARE VALID FROM 01 JANUARY 2002 THROUGH [****].

----------------------------------------------------------------------------------------
DESCRIPTION OF SERVICE        A/C CONFIGURATION             INCLUDES            PRICE
----------------------        -----------------             --------            -----
A Check                                                                       [****] USD
----------------------------------------------------------------------------------------
APU Borescope (full)         APU installed on A/C      Inspection & Report    [****] USD
----------------------------------------------------------------------------------------
Engine Borescope (full)      Engine Installed on       Inspection & Report    [****] USD
                                       A/C
----------------------------------------------------------------------------------------
Ground Static Check (run     AIB Ground Check          A/C Towing, Test &     [****] USD
up)                                                         Report
----------------------------------------------------------------------------------------
Engine removal and           A/C in Maintenance                               [****] USD
reinstallation Per Engine      Configuration-
                                Cowling on Pylon
----------------------------------------------------------------------------------------
APU removal and              A/C in Maintenance        Remove/Reinstall &     [****] USD
reinstallation                 Configuration             Consumables
----------------------------------------------------------------------------------------
MLG removal and                 A/C on Jacks           Remove/Reinstall &     [****] USD
reinstallation Per Gear                                  Consumables
----------------------------------------------------------------------------------------
NLG removal and                 A/C on Jacks                                  [****] USD
reinstallation
----------------------------------------------------------------------------------------
MLG/NLG Wheel                                                                 [****] USD
----------------------------------------------------------------------------------------
Daily Check                                                                   [****] USD
----------------------------------------------------------------------------------------
Weekly Check                                                                  [****] USD
----------------------------------------------------------------------------------------
Cabin Commercial Clean                                                        [****] USD
----------------------------------------------------------------------------------------
External Wash                                                                 [****] USD
----------------------------------------------------------------------------------------
Sand & Paint                                           Paint & Consumables    [****] USD
----------------------------------------------------------------------------------------

SCHEDULE 3: HOURLY LABOR RATES

The following man-hours rates shall be utilized for all time and material related services.

RATES ARE VALID FROM 01 JANUARY 2002 THROUGH [****].

                                           -------------------------------------

LABOR RATES                                          HOURLY LABOR RATE
--------------------------------------------------------------------------------
Maintenance Services-- Routine & Non-
Routine                                                 [****] USD
--------------------------------------------------------------------------------
Engineering Services                                    [****] USD
--------------------------------------------------------------------------------
DER/DAR                                                 [****] USD
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Exhibit A to EAS/JETBLUE AIRWAYS-1001
22 October 2001                                                                2

SCHEDULE 4: FIELD REPAIR RATES

The following rates shall be utilized for all services requested by JETBLUE AIRWAYS that shall be performed at a location other than EAS's facility in Lake Charles, LA.

RATES ARE VALID FROM 01 JANUARY 2002 THROUGH [****].

--------------------------------------------------------------------------------
                                    PER DIEM
FIELD REPAIR TEAM    LABOR RATE      DOMESTIC          PER DIEM (INTERNATIONAL)
--------------------------------------------------------------------------------
Team Leader          [****] USD     US GOV. JTR               US GOV. JTR
--------------------------------------------------------------------------------
Engineer             [****] USD     US GOV. JTR               US GOV. JTR
--------------------------------------------------------------------------------
Supervisor           [****] USD     US GOV. JTR               US GOV. JTR
--------------------------------------------------------------------------------
Mechanic             [****] USD     US GOV. JTR               US GOV. JTR
--------------------------------------------------------------------------------

SCHEDULE 5: MATERIAL HANDLING CHARGES

The following charges shall be applied to all material procurement, subcontracted services and component exchanges or loans.

RATES ARE VALID FROM 01 JANUARY 2002 THROUGH [****].

--------------------------------------------------------------------------------
                                                                 MARKUP BASIS
MATERIALS                        MARKUP      CAP PER ITEM      (CATALOG OR COST)
--------------------------------------------------------------------------------
jetBlue Supplied Materials       [****]          [****]            Not Applicable
--------------------------------------------------------------------------------
Sales from Inventory             [****]          [****] USD            CATALOG
--------------------------------------------------------------------------------
Direct Purchases/Sub-
Contracted Services for
jetBlue                          [****]          [****] USD            CATALOG
--------------------------------------------------------------------------------
Component Exchanges              [****]          [****] USD             COST
--------------------------------------------------------------------------------
Component Loans                  [****]          [****] USD             COST
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Exhibit A to EAS/JETBLUE AIRWAYS-1001
22 October 2001                                                                3

[****] Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended.